UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2014

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 31, 2014, Lee Enterprises, Incorporated (the “Company”) entered into a Commitment Letter (the “Commitment Letter”) with Mudrick Capital Management, LP, Cohanzick Management, LLC, CVC Credit Partners, LLC, Hawkeye Capital Management, LLC, Aristeia Capital, L.L.C. and Franklin Mutual Advisors, LLC (collectively, the “Commitment Lenders”) to effect a refinancing (the “Refinancing”) of the Company’s and its direct and indirect subsidiaries’ respective obligations under their Second Lien Loan Agreement, dated as of January 30, 2012 (as amended on May 1, 2013, the “Existing 2nd Lien Agreement”) among the Company, the lenders from time to time party thereto and Wilmington Trust, National Association, as administrative agent. The Existing 2nd Lien Agreement consists of a term loan of $175,000,000. At January 31, 2014, the principal balance outstanding under the Existing 2nd Lien Agreement was $175,000,000.

The Company entered into a First Lien Loan Agreement dated as of January 30, 2012 (the “Existing 1st Lien Agreement”) among the Company, the lenders from time to time party thereto and Deutsche Bank Trust Company Americas as Administrative Agent and Collateral Agent. The Existing 1st Lien Agreement consists of a term loan of $689,510,000 and a $40,000,000 revolving credit facility under which the Company has not drawn. The revolving credit facility also supports issuance of letters of credit. The 1st lien debt matures in December 2015. At January 31, 2014, the principal balance outstanding under the Existing 1st Lien Agreement was $600,000,000.

The Refinancing provides that the Company’s Existing 2nd Lien Agreement will be replaced with a new $200,000,000 facility of second lien debt (the “New 2nd Lien Agreement”), extending maturities from April 2017 to December 2022. The size of the new facility may be reduced without penalty by up to $75,000,000 within 90 days after closing (and at 102% of par thereafter) with the proceeds of a refinancing of the 1st Lien Agreement (the “New 1st Lien Agreement”). Under the New 2nd Lien Agreement, the 2nd lien debt will bear interest at 12.0%, payable quarterly, and mature in December 2022.

The Company refinanced the $94,000,000 remaining balance of the Pulitzer Notes (the “Pulitzer Notes”) under a Note Agreement dated May 1, 2013 between BH Finance LLC, a subsidiary of Berkshire Hathaway Inc. and the Company’s subsidiaries, St. Louis Post-Dispatch LLC (“PD LLC”) and Pulitzer Inc. (“Pulitzer”). At January 31, 2014, the principal balance outstanding under the Pulitzer Notes was $53,000,000.

Under the New 2nd Lien Agreement, excess cash flows of Pulitzer may be used, first, to reduce the outstanding amount of the Pulitzer Notes, second, if accepted by one or more of the Commitment Lenders, to pay amounts under the New 2nd Lien Agreement, and, third, for the first three years, to pay amounts under the Existing 1st Lien Agreement or New 1st Lien Agreement, as applicable. After the third year, voluntary payments are at the option of the Company. Voluntary payments under the New 2nd Lien Agreement otherwise will be subject to call premiums that step down to zero over a five-year period.

Collateral and guarantees under the New 2nd Lien Agreement will be substantially identical to the Existing 2nd Lien Agreement. As such, the New 2nd Lien Agreement will be fully and unconditionally guaranteed on a joint and several basis by all of the Company’s existing and future, direct and indirect subsidiaries in which the Company holds a direct or indirect interest of more than 50% (the “Credit Parties”) and by Pulitzer and its subsidiaries, other than TNI Partners (“TNI”) (collectively, the "2nd Lien Credit Parties"). Star Publishing Company, an indirect subsidiary of the Company, has a 50% interest in TNI in Tucson, Arizona.

The New 2nd Lien Agreement will be secured by second priority security interests in the stock and other equity interests owned by the 2nd Lien Credit Parties. Also, the 2nd Lien Credit Parties will grant a second priority security interest on substantially all of their tangible and intangible assets, and grant second lien mortgages or deeds of trust covering certain real estate, as collateral for the payment and performance of their obligations under the New 2nd Lien Agreement. Assets of TNI and the Company’s ownership interest in, and assets of, Madison Newspapers, Inc. (“MNI”) are excluded. The Company owns 50% of the capital stock of MNI.

Obligations under the Pulitzer Notes are fully and unconditionally guaranteed on a joint and several basis by Pulitzer's existing and future subsidiaries other than PD LLC and TNI. The Pulitzer Notes are also secured by first priority security interests in the stock and other equity interests owned by Pulitzer's subsidiaries including the 50% ownership interest in TNI. Also, Pulitzer, certain of its subsidiaries and PD LLC granted a first priority security interest on substantially all of its tangible and intangible assets, excluding the assets of Star Publishing Company leased to, or used in the operations or business of, TNI and granted deeds of trust covering certain real estate in the St. Louis area, as collateral for the payment and performance of their obligations under the Pulitzer Notes.

Assets of Pulitzer and its subsidiaries, excluding TNI, will become subject to (i) a first priority security interest in favor of the New 2nd Lien Lenders; and (ii) a second priority security interest in favor of the secured parties under the Existing 1st Lien Agreement or the New 1st Lien Agreement, as applicable, upon repayment in full of the Pulitzer Notes and any successor debt.

This second priority lien will be subordinated to the New 2nd Lien Agreement on the terms currently required by the Existing New 2nd Lien Agreement and the Existing 1st Lien Agreement.

Under the New 2nd Lien Agreement, the Commitment Lenders will receive, at closing, warrants for the purchase of 6,000,000 shares of the Company’s Common Stock, $0.01 par value, which represent, when fully exercised, approximately 10.1% of shares outstanding on a fully diluted basis. The exercise price of the warrants will be the lower of (1) $4.19 or (2) the volume-weighted average trading price of the Company’s Common Stock for the ten days prior to closing.

The Commitment Letter provides that the New 2nd Lien Agreement will contain representations and warranties, covenants, events of default, closing conditions and other terms and conditions customary for transactions of this type.

The Commitment Letter contains customary terms, is subject to certain material conditions and may be terminated upon occurrence of certain events.

The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter and the related transaction term sheet attached thereto, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On February 3, 2014, the Company issued a news release announcing the Refinancing. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Commitment Letter dated January 31, 2014 among Lee Enterprises, Incorporated, Mudrick Capital Management, LP, Cohanzick Management, LLC, CVC Credit Partners, LLC, Hawkeye Capital Management, LLC, Aristeia Capital, L.L.C. and Franklin Mutual Advisors, LLC

	99.1	News Release of Lee Enterprises, Incorporated, dated February 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	February 4, 2014	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Commitment Letter dated January 31, 2014 among Lee Enterprises, Incorporated, Mudrick Capital Management, LP, Cohanzick Management, LLC, CVC Credit Partners, LLC, Hawkeye Capital Management, LLC, Aristeia Capital, L.L.C. and Franklin Mutual Advisors, LLC

99.1	News Release of Lee Enterprises, Incorporated, dated February 3, 2014